Event During the Period	6 Months Ended
Jun. 30, 2025
Event During the Period [Abstract]
EVENT DURING THE PERIOD

NOTE 4 – EVENT DURING THE PERIOD

A.

On March 20, 2025, as part of the Company’s cost-reduction strategy, the Company signed an amendment to the lease agreement (amendment lease agreement) in regards with the lease agreement of the laboratory and offices of the Company, originally signed in 2021. The original lease was signed for a four-year term with an option to extend the lease for an additional four-year term. According to the amendment lease agreement, a third party will take over the lease agreement from the Company and the Company will sublease the property from March through November 2025 in a reduced amount, effectively reducing the Company’s rental expenses by about 50%. As such the right-of-use asset and the lease liability, which were valued at USD 2.8 million and USD 2.4 million, respectively, as of December 31, 2024, are not presented as of the balance sheet date. The Company had no penalty in regards to the early termination of the original lease due to the replacement of the third party as the lessee in the original lease agreement. In addition, under the terms of the amendment lease agreement, certain assets, primarily leasehold improvements and some furniture, are to be sold by the Company to the third party. As a result, the Company classified USD 441 thousand as assets held for disposal as of June 30, 2025.

On July 9, 2025, the Company established a bank guarantee in connection with the sublease agreement, backed by a restricted deposit of USD 189 thousand. As the restricted deposit was made subsequent to June 30, 2025, no restricted cash was recognized in the accompanying financial statements.

B.	On June 5, 2025, the Company entered into a securities purchase agreement with Gefen Capital Investments LP – Series Twine for a private placement of 124,286 ADSs at $7.00 per ADS, raising gross proceeds of $870,000. The placement closed on June 10, 2025. Proceeds are designated for funding Twine Solutions Ltd. under a convertible loan agreement.

On the same date, the Company entered into a $870,000 convertible loan agreement with D.B.W. Holdings (2005) Ltd., bearing 8% annual interest and maturing on May 30, 2027. If the Company acquires all of Twine’s share capital by August 30, 2025 (or within a 30-day extension), the loan will convert into ADSs at $7.00 per share. Otherwise, it remains repayable at maturity. The Company also committed to register the resale of conversion shares.

Additionally, the Company provided Twine with a $1.74 million convertible loan, bearing 8% interest and maturing on August 31, 2025 (extendable by 30 days). If the acquisition is completed before maturity, the Company may convert the loan into Twine Series BB Preferred Shares at $0.02079 per share. If not, the loan converts automatically at maturity. All agreements include customary terms and conditions.

On June 5, 2025, the Company entered into a non-binding memorandum of understanding with Twine with respect to the Acquisition Transaction. The Acquisition Transaction remains subject to final due diligence, definitive agreements, approval by the Company’s shareholders at a general meeting and customary closing conditions.